SUMMARY PROSPECTUS April 30, 2010 as revised July 1, 2010	Calvert Market Index Variable Strategies Calvert VP Portfolios	Calvert Investments A UNIFI Company

CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO (formerly named Summit Barclays Capital Aggregate Bond Index Portfolio)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated April 30, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index (the "Barclays Capital Index").

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a "Policy") through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.40%
Other expenses	0.14%
Total annual fund operating expenses	0.54%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Portfolio for the time periods indicated;
  your investment has a 5% return each year;
  the Portfolio's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 71% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Portfolio normally will invest at least 80% of the value of its assets in:

  Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or
  Publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., an equivalent rating, or having no rating but being determined to be of equivalent rating by the Subadvisor; or
  Cash and cash equivalents.

The Portfolio may invest in financial futures or options contracts in an attempt to replicate the total return performance of the Barclays Capital Index. The Barclays Capital Index is an unmanaged index of 8,373 U.S. Treasury, Government-Related and Investment Grade Corporate and Securitized fixed income securities with a total market value of $13.6 trillion as of December 31, 2009. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the Barclays Capital Index. As of December 31, 2009, the average maturity of the securities in the Barclays Capital Index was 6.84 years, the average coupon was 4.68% and the modified duration was 4.57 years. The Barclays Capital Index includes all "index-eligible" securities that meet minimum par amounts outstanding.

The Portfolio may invest in Barclays Capital iShares®. Barclays Capital iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that comprise the Barclays Capital Index.

The Portfolio will not purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Subadvisor deems it most advantageous to dispose of the security.

The Portfolio will not directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio's assets as is practical in bonds included in the Barclays Capital Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

Bond Market Risk. The market prices of bonds held by the Portfolio may fall.

Credit Risk. There is a chance that the issuer of a fixed-income security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

Mortgage-Backed Security Risk. Debt and mortgage-backed securities issued by government-sponsored enterprises ("GSEs") such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future. Mortgage-backed securities also involve prepayment risk and extension risk.

Management Risk. The individual bonds in the Portfolio may not perform as well as expected, due to credit, political or other risks and/or the portfolio management practices may not work to achieve their desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Unrated security risk.  Unrated securities may be less liquid than rated securities determined to be of comparable quality.  When the Portfolio purchases unrated securities, it will depend on the Advisor's analysis of credit risk without the assessment of an NRSRO.

Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

Risk of Barclays Capital iShares. Barclays Capital iShares are subject to the risk that the prices of the fixed-income securities in the Barclays Capital Index may decline. An investment in Barclays Capital iShares may not replicate exactly the performance of the Barclays Capital Index for any number of reasons. Shareholders of the Portfolio bear their proportionate share of the operating expenses of the underlying investment as well as their share of the Portfolio's fees and expenses.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently.

Futures and Options Risk. Using futures and options may increase the Portfolio's volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative's value do not correspond to changes in the value of the Portfolio's other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time with that of an index and an average.

The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '08	4.80%
Worst Quarter (of periods shown)	Q2 '04	-2.51%

Average Annual Total Returns (as of 12-31-09)	1 year	5 years	Since Inception (3/31/03)
Calvert VP Barclays Capital Aggregate Bond Index Portfolio	4.59%	4.74%	4.28%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.93%	4.97%	4.72%
Lipper VA Intermediate Investment Grade Debt Funds Average	11.98%	3.37%	3.40%

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Summit Investment Advisors, Inc. ("Summit")
Portfolio Manager Name	Title	Length of Time Managing Portfolio
Gary R. Rodmaker, CFA	Managing Director	Since March 2003
D. Scott Keller, CFA	Portfolio Manager	Since April 2006

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio currently are sold only to participating insurance companies (the "Insurance Companies") for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio's net asset value, determined after an Insurance Company receives the premium payment or surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner's interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

TAX INFORMATION

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information concerning the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND
THEIR AFFILIATES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Investment Company Act file:
No. 811-04000 (Calvert Variable Products, Inc.)